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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2002


FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased on and after January 27, 2003: (a) purchase payments may not be allocated to the 1, 3, 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Principal Program(SM) will no longer be available for these contracts.


                       SUPPLEMENT DATED DECEMBER 18, 2002



NY DB.Supp 12/2002